EXHIBIT 10.13



                              AMENDED AND RESTATED

                       CORT BUSINESS SERVICES CORPORATION

                        1995 DIRECTORS STOCK OPTION PLAN




                    Adopted:                   October 18, 1995
                    Amended:                   November 14, 1995
                    Amended and Restated:      May 14, 1997



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                       CORT BUSINESS SERVICES CORPORATION


                           DIRECTORS STOCK OPTION PLAN


     1. Purpose of the Plan. The purpose of the Plan is to assist the Company and its Subsidiary in attracting and retaining services of experienced and knowledgeable independent directors of the Company for the benefit of the Company and its stockholders and to provide additional incentives for such independent directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its common stock.

     2.   Definitions

     2.01 "1934 Act" means the Securities Exchange Act of 1934, as amended.

     2.02 "Board" means the Board of Directors of the Company.

     2.03 "Cause" shall have the meaning given to such term in Section 7.04

     2.04 "Code" means the Internal Revenue Code of 1986, as amended.

     2.05 "Committee" means the committee designated by the Board to administer the Plan under Section 5. The Committee shall have at least two members, each of whom shall be a member of the Board and shall not be an Eligible Director.

     2.06 "Common Stock" means the Company's Common Stock, $0.01 par value per share, or such other class or kind of shares or other securities resulting from the application of Section 8.

     2.07 "Company" means CORT Business Services Corporation, a Delaware corporation, or any successor corporation.

     2.08 "Eligible Director" means each director of the Company who is not otherwise an employee of the Company or any Subsidiary.

     2.10 "Fair Market Value" means, on any given date, the previous days' closing price of actual sales of shares of Common Stock on the principal national securities exchange on which


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the Common  Stock is listed,  or if not  listed,  as  reported  on the  National
Association of Securities Dealers Automated Quotation System, on such date or, if the Common Stock was not traded or reported on such date, on the last preceding day on which the Common Stock was traded or reported.

     2.11 "Grantee" means an Eligible Director to whom an Option is granted.

     2.12 "Holder" means an Eligible Director or a Permitted Transferee, as applicable.

     2.13 "Initial Grant" shall have the meaning set forth in Section 3.

     2.14 "Loan Exercise" shall have the meaning given to such term in Section 5.02.

     2.15 "Mature Common Stock" means Common Stock owned for six months or more, or such other period as the Committee may determine subject to applicable accounting regulations, by the respective Holder.

     2.16 "1934 Act" means the Securities Exchange Act of 1934, as amended.

     2.17 "Option" means a non-qualified stock option granted from time to time under Section 3 of the Plan.

     2.18 "Option Exercise Period" means, with respect to shares of Common Stock related to either an Initial Grant or a Secondary Grant (as defined in the Plan), the period commencing when the shares of Common Stock granted pursuant to an Option vest and ending ten years from the date of the Initial Grant.

     2.19 "Permitted Transferee" means the spouse, parents, siblings, children or grandchildren (in each case, natural or adopted) of a Grantee, any trust for his or her benefit or the benefit of his or her spouse, parents, siblings, children or grandchildren (in each case, natural or adopted), or any corporation, limited liability company, partnership or similar entity in which the direct and beneficial owner of all of the equity interest in such corporation, limited liability company, partnership or similar entity is such individual Grantee or Permitted Transferee (or any trust for the benefit of such persons).


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     2.20 "Plan" means the CORT Business  Services  Corporation  1995  Directors
Stock Option Plan herein set forth, as it may be amended from time to time.

     2.21 "Registration Statement" means the Company's Form S-1 Registration Statement (No. 33-97568), as amended, filed in connection with the Company's proposed initial public offering of Common Stock.

     2.22 "Rule 16b-3" means Rule 16b-3, or any successor rule, promulgated by the SEC under the 1934 Act.

     2.23 "SEC" means the Securities and Exchange Commission, or any successor entity.

     2.24 "Share Delivery Exercise" shall have the meaning given to such term in
Section 5.02.

     2.25 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.   Eligibility; Grant of Option(1)

          An Option to acquire 4,000 shares of Common Stock shall be granted (the "Initial Grant") to each Eligible Director on the day on which the initial public offering of the shares of Common Stock to be issued pursuant to the Registration Statement on Form S-1 (No. 33-97568) shall be consummated, subject to approval of the Plan by the stockholders of the Company; provided, however, that if Gregory B. Maffei shall become an Eligible Director on or before January 1, 1996, he shall receive an Initial Grant at the time he becomes an Eligible Director and such Initial Grant shall consist of 5,000 shares of Common Stock. Thereafter, upon the

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(1)  All share  amounts  have been  adjusted  to  reflect  the  7.5-for-1  stock combination declared in connection with the initial public offering described in the Registration Statement.


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first  anniversary  of the date of the  Initial  Grant  and  provided  that such initial public offering is consummated, each Eligible Director shall be granted an Option to acquire 2,000 shares of Common Stock (the "Secondary Grant").

     4.   Vesting and Forfeitures

     4.01 A Holder shall become vested as to 33 1/3% of the shares of Common Stock covered by the Option awarded under the Initial Grant on the first anniversary of such Initial Grant, as to 66 2/3% of the shares of Common Stock covered by the Option awarded under the Initial Grant on the second anniversary of such Initial Grant and as to all of the shares of Common Stock covered by the Option awarded in the Initial Grant on the third anniversary of such Initial Grant. A Holder shall become vested as to 50% of the shares of Common Stock related to the Option awarded under the Secondary Grant on the first anniversary of such Secondary Grant and shall become vested as to 100% of the shares of Common Stock related to the Option awarded in the Secondary Grant on the second anniversary of such Secondary Grant.

     4.02 If a Holder shall cease being a director of the Company for any reason prior to the date on which any Option awarded hereunder is fully vested, the shares subject to such Option which are not vested shall be forfeited and the Holder shall have no further rights to exercise the Option with respect to such unvested shares.

     5.   Administration and Implementation of Plan

     5.01 The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in determining such terms and conditions of Options granted under the Plan which are not otherwise inconsistent with the Plan.

     5.02 The Committee's powers shall include, but not be limited to, the power: (a) to establish an arrangement through registered broker-dealers whereby temporary financing may be made available to a Holder by the broker-dealer, under the rules and regulations of the Federal Reserve Board, for the purpose



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of  assisting  the  Holder  in the  exercise  of an  Option;  (b)  to  establish procedures at the Committee's discretion, and if not prohibited by the restrictions in the Company's and its Subsidiary's financing agreements, for a Holder (i) to have withheld from the total number of shares to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the minimum statutory tax withholding obligation incurred by the Holder upon such exercise, or (ii) to exercise an Option by delivering a number of shares of Mature Common Stock already owned by such Holder having a Fair Market Value that shall equal the option exercise price and/or the tax withholding obligation incurred by the Holder upon such exercise (a "Share Delivery Exercise"); and (c) to establish a loan program, or to cause its Subsidiary to establish a loan program, if not prohibited by the restrictions in the Company's and Subsidiary's financing agreements, to loan to a Holder who is still a director of the Company at the time of exercise an amount sufficient to satisfy the exercise price and/or tax obligation incurred by the Holder upon such exercise and thereafter loan promptly to such Holder such additional amounts sufficient to pay further withholding obligations as may be determined from time to time to be payable as a result of such exercise (a "Loan Exercise"). Any amounts loaned to such Holder shall be evidenced by a promissory note from such Holder having such terms and conditions as are mutually agreed to by the Committee and the Holder; provided, however, that such loan shall bear a market rate of interest and shall not limit the recourse of the lender to any particular assets of the Holder.

     5.03 The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations not inconsistent with the Plan as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Option in order to carry out the purposes of the Plan so long as such amendment does not take away any benefit granted to a Holder by the Option and as long as the amended Option is not inconsistent



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with the Plan and Rule 16b-3. Any  interpretation  by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

     6.   Shares of Common Stock Subject to the Plan(2)

     6.01 Subject to adjustment as provided in Section 8, the total number of shares of Common Stock available for Options under the Plan shall be 50,000 shares of Common Stock.

     6.02 The grant of an Option shall reduce the shares of Common Stock as to which Options may be granted by the number of shares subject to such Option. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares of Common Stock. If any shares subject to any Option granted hereunder are forfeited or such Option otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Option, to the extent of any such forfeiture or termination, shall again be available for grants of Options under the Plan. In the event there are insufficient shares of Common Stock available for Options under the Plan to satisfy all of the Option grants under
Section 3 on the same day, such Option grants shall be reduced pro-rata.

     7.   Options

          Options give an Eligible Director the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. The grant of Options shall be subject to the following terms and conditions:


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(2)  All share  amounts  have been  adjusted  to  reflect  the  7.5-for-1  stock combination declared in connection with the initial public offering described in the Registration Statement.

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     7.01 Option Grants:

          Options shall be evidenced by Option award certificates. Such certificates shall be uniform and not inconsistent with the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

     7.02 Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be the Fair Market Value of a share of Common Stock on the date of grant; provided, however, that the Option price for the Initial Grant shall be equal to the price to the public set forth on the cover page of the definitive prospectus included in the Registration Statement.

     7.03 Exercise of Option: Subject to Section 5 of this Plan, each Option granted under this Plan may be exercised in full at one time or in part from time to time only during the Option Exercise Period by the giving of written notice, signed by the Holder, to the Company stating the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by full payment for such shares pursuant to Section 7.05 hereof.

     7.04 Transfer and Exercise: No Option shall be transferable by the Holder except by will or the laws of descent and distribution; provided, however, that Options may be pledged, assigned or transferred (i) during the Grantee's lifetime by the Grantee to a Permitted Transferee, (ii) by a Permitted
Transferee to another Permitted Transferee or (iii) as otherwise permitted by the Committee; provided, further, that any such transfer shall comply with all terms and conditions established by the Committee. In the event of the death, retirement or any other termination of Board service of a Holder except for removal for Cause, the Option, if otherwise exercisable by the Holder at the time of such termination, may be exercised upon the earlier of (A) the end of the Option Exercise Period and (B) within one year after such termination. In the event of termination for Cause, all previously granted Options shall be of no further force and effect. Termination for "Cause" shall be defined as termination on account of any act of (x) fraud or intentional misrepresentation, or (y) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

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     7.05 Payment of Option Price:  The  Option  price  of  the shares of Common
Stock acquired upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee in accordance with Section 5.02, and if permitted by the restrictions in the Company's and its Subsidiary's financing agreements pursuant to a Share Delivery Exercise.

     8.   Adjustments Upon Changes in Capitalization

          In the event of a reorganization, recapitalization, stock split, reverse stock split (other than the 7.5-for-1 reverse stock split declared in connection with the Company's proposed initial public offering), spin-off, split-off, split up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders in respect of stock other than a cash dividend, the Committee shall make the adjustments in the number and kind of shares authorized by the Plan and any adjustments to outstanding Options as it determines appropriate. No fractional shares of Common Stock shall be issued upon exercise of an Option pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this section shall be paid in cash to the Holder. If during the term of any Option granted hereunder the Company shall be merged into or consolidated with or otherwise combined with a person or entity, or there is a liquidation of the Company, then at the election of the Committee, the Company may take such other action as the Committee shall determine to be reasonable under the circumstances (and consistent with Rule 16b-3) to permit the Holder to realize the value of such Option, including without limitation paying cash to such Holder equal to the value of the Option or requiring the acquiring corporation to grant options or stock to such Holder having a value equal to the value of the Option.

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     9.   Effective Date, Termination and Amendment

          The Plan shall become effective on October 31, 1995, subject to stockholder approval. The Plan shall remain in full force and effect until the earlier of 10 years from the date of its adoption by the Board, or the date it is terminated by the Board. The Board shall have the power to amend the Plan, subject to the foregoing limitation, or to suspend or terminate the Plan at any time.

          Termination of the Plan pursuant to this Section 9 shall not affect Options outstanding under the Plan at the time of termination.

     10.  General Provisions

     10.01 No Eligible Director shall have any claim or right to be granted an Option hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Holder any right to continue to be affiliated with the Company, (ii) giving any Holder any equity or interest of any kind in any assets of the Company, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person. No Holder shall have any of the rights of a stockholder with respect to shares of Common Stock covered by an Option until such time as the Option has been exercised and shares have been issued to such person.

     10.02 Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Option, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the exercise of Options, the Company shall, at the election of the Holder, but only with the consent of the Committee, and if not prohibited by the restrictions in the Company's and its Subsidiary's financing agreements, have the right to satisfy the applicable tax obligation through a Share Delivery Exercise or a Loan Exercise.

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     10.03 The Company shall not be obligated to deliver certificates for Common
Stock upon the exercise of an Option unless the Holder has made payment in full for such Common Stock required by Sections 7.02 and 7.05 and has arranged for withholding of all taxes required by Section 10.02.

     10.04 Upon exercise of an Option, the Holder shall be required to make such representations and furnish such information as may be reasonably required by the Committee to permit the Company to issue or transfer the shares of Common Stock in compliance with the provisions of applicable Federal or state securities laws. The Company, in its discretion, may postpone the issuance and delivery of shares of Common Stock upon any exercise of an Option until completion of such registration or other qualification of such shares under any Federal or state laws, or stock exchange listing, as the Company may consider appropriate. The Company is not obligated to register or qualify the shares of Common Stock issued pursuant to Options under Federal or state securities laws and may refuse to issue such shares if neither registration nor exemption therefrom is practical. The Board may require that prior to the issuance or transfer of any shares of Common Stock upon exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Committee deems necessary or advisable under any applicable federal and state securities laws. Certificates representing the shares of Common Stock issued hereunder may bear a restrictive legend to reflect such restrictions.

     10.05 To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974, as amended) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.

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